UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

ANNTAYLOR STORES CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 5/15/08

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Annual Report, Form 10-K and Proxy Statement

To view this material, have the 12-digit Control #(s) available (located on the following page) and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above-listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below on or before 5/01/08.

Shareholders may request copies of the proxy materials for the 2008 Annual Meeting of Shareholders or for all future shareholder meetings.

To request material: Internet: www.proxyvote.com Telephone: 1-800-579-1639 **Email: sendmaterial@proxyvote.com **If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

ANNTAYLOR STORES CORPORATION

7	TIMES SQUARE, 5TH FLOOR

NEW YORK, NY 10036

ANNTAYLOR STORES CORPORATION

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM.

Easy Online Access—A Convenient Way to View Proxy Materials and Vote!

If you have access to the Internet, you can complete the process in a few easy steps: Step 1: Go to www.proxyvote.com Step 2: Follow the instructions on the screen to log in.

Step 3: Click the links on proxyvote.com to view our proxy materials. Step 4: Make your selection as instructed on each screen to select delivery preferences and Vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Vote In Person

Should you choose to vote your shares in person at the meeting, you must request a copy of the proxy materials. Please refer to the proxy statement for special requirements for attending the meeting, regardless of whether you intend to vote at the meeting.

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Meeting Location

The Annual Meeting for holders as of 3/20/08 is to be held on 5/15/08 at 8:00 a.m. EDT at: AnnTaylor Stores Corporation 7 Times Square, 5TH Floor New York, NY 10036

You may obtain directions to attend the meeting and vote in person by calling the AnnTaylor Stores Corporation Investor Relations department at 1-800-934-6668, mailbox no.9595.

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Voting items

The proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

1. To elect four Class II directors to the Board of Directors of the Company:

01) James J. Burke, Jr., 02) Dale W. Hilpert, 03) Ronald W. Hovsepian, and 04) Linda A. Huett.

2	. To approve amendments to the Company’s 2003 Equity Incentive Plan, as amended;

3. To approve the Company’s amended and restated Associate Discount Stock Purchase Plan;

4. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2008 fiscal year; and

5. Such other business as may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR ALL NOMINEES” IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3 AND 4.

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